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                                                                    EXHIBIT 10.9


                   CONTRIBUTION AND INDEMNIFICATION AGREEMENT


         THIS CONTRIBUTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of August 14, 1998, is entered into by and among each of the undersigned (each a "Company" and collectively, the "Companies").

                                R E C I T A L S:

         1. Industrial Holdings, Inc., Bolt Manufacturing Co., Inc., American Rivet Company, Inc., LSS-Lone Star-Houston, Inc., Manifold Valve Services, Inc. and Rex Machinery Movers, Inc. (collectively, "Borrowers") have or are obtaining credit from Heller Financial, Inc. ("Heller") pursuant to loan documents listed on Annex I (the "Loan Documents").

         2. Such credit will inure to the direct and material benefit of the Companies as affiliates of Borrowers who conduct their business as part of a common enterprise with Borrowers.

         3. Concurrently herewith, the Companies have executed and delivered to Heller their Guaranty ("Guaranty") pursuant to which the Companies jointly and severally guarantee the full and prompt payment and performance of the Indebtedness of Borrowers.

         4. The Companies wish to enter into this Contribution Agreement to effect an equitable sharing of their risk in respect of the Indebtedness.

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used in this Contribution Agreement to the extent not otherwise defined herein shall have the same meanings as in the Loan Documents.

         2. If any Company makes a payment in respect of the Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Company shall enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification unless and until all the Indebtedness shall have been indefeasibly paid in full.

         3. If any Company makes a payment in respect of the Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Indebtedness, calculated as of the date such payment is made, the Companies making such payment shall have the right to receive from each of the other Companies, and the other Companies jointly and severally agree to pay to such Company, when permitted by paragraph 2 hereof, an amount such that the net payments made by the Companies in respect of the Indebtedness shall be shared among the Companies pro rata in proportion to their respective Pro Rata Percentages of the Indebtedness. The Companies hereby jointly and severally indemnify each of the other Companies and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Company shall ever be required to pay in respect of the Indebtedness in excess of such Company's respective Pro Rata Percentage of the Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Company that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Indebtedness shall be indefeasibly paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each Company, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on July 31, 1998 exceeds its liabilities (without giving effect to the Guaranty) (such excess for each Company, its "Net Worth"), by (b) the Net Worth of all of the Companies.



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         4. If any Company makes any payment in respect of the Indebtedness, the
Company making such payment shall have the right to receive from the other Companies, an amount equal to such payment net of any amounts received by such Company from any other Company. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of a Company that shall accrue pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Indebtedness shall be indefeasibly paid in full.

         5. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

            (1) the execution, delivery and performance by each party hereto of this Contribution Agreement are within such Company's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Company;

            (2) this Agreement constitutes a legal, valid and binding agreement of each Company, enforceable against such Company in accordance with its terms; and

            (3) such Company has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. ss. 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's financial statements and records, internal projections and forecasts.

         6. No failure or delay by any Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

         7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by Heller.

         8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  THE REX GROUP, INC., a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


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                                  REX MACHINERY SALES, INC., a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  U.S. CRATING, INC., a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                    ------------------------------------
                                    Name:  Christine A. Smith
                                    Title: Vice President


                                  FIRST TEXAS CREDIT CORPORATION, a
                                  Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  LANDRETH ENGINEERING COMPANY, a Texas
                                  corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  PIPELINE VALVE SPECIALTY, INC., a Texas
                                  corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  PHILFORM, INC., a Michigan corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President



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                                  GHX, INCORPORATED, a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  REGAL MACHINE TOOL, INC., a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  WHIR ACQUISITION, INC., a Texas corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  MOORES PUMP AND SUPPLY, INC., a Louisiana corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  GHX, INCORPORATED OF LOUISIANA, a Louisiana corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


                                  BEAIRD INDUSTRIES, INC., a Delaware
                                  corporation


                                  By: /s/ CHRISTINE A. SMITH
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President


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                                  UNITED WELLHEAD SERVICES, INC.


                                  By:
                                     -----------------------------------
                                     Name:  Christine A. Smith
                                     Title: Vice President




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                                     Annex I

                        [See attached Closing Checklist]








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